Insurance contracts in the financial services segment - Summary of disclosure of changes in accumulated other comprehensive income for financial assets (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Reconciliation of reserve of gains and losses on financial assets measured at fair value through other comprehensive income related to insurance contracts to which paragraphs C18(b), C19(b), C24(b) and C24(c) of IFRS 17 have been applied [abstract]
Beginning balance of the fiscal year	¥ (448,390)	¥ (878,774)
Net change in fair value	618,978	590,737
Net amount reclassified to profit or loss	16,903	7,018
Related income tax	(178,046)	(167,371)
Ending balance of the fiscal year	¥ 9,445	¥ (448,390)